UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________________________________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 15, 2022 (August 12, 2022)
Date of Report (Date of earliest event reported)
______________________________________________________________________________________________________

FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________________________________

First Industrial Realty Trust, Inc.	Maryland	1-13102	36-3935116
First Industrial, L.P.	Delaware	333-21873	36-3924586
	(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 12, 2022, First Industrial Realty Trust, Inc. (the “Company”) and First Industrial, L.P. (the “Operating Partnership”) entered into an Unsecured Term Loan Agreement, dated as of August 12, 2022, by and among the Operating Partnership, as borrower, the Company, as general partner and guarantor, U.S. Bank National Association, individually and as administrative agent, and the other lenders thereunder (the "2022 New Term Loan").
The 2022 New Term Loan provides for an unsecured term loan with a principal amount of up to $300.0 million, none of which was borrowed by the Operating Partnership in connection with the execution of the 2022 New Term Loan. The Operating Partnership may borrow up to the full principal amount by August 11, 2023 and must pay a non-refundable unused fee at a rate of 0.20% per annum on any unused portion of the facility from November 10, 2022 through August 11, 2023. Subject to certain conditions, the Operating Partnership may also request additional incremental term loans in an aggregate amount up to $50.0 million.
The 2022 New Term Loan matures on August 12, 2025, unless extended pursuant to two one-year extension options at the Operating Partnership’s election, subject to certain conditions.
Borrowings under the 2022 new Term Loan will bear interest, at the Operating Partnership’s option, at a rate equal to (a) if elected by the Operating Partnership, Adjusted Daily Simple SOFR, plus a margin from 0.75% to 1.60% based on the Company’s credit ratings and consolidated leverage ratio, as provided by the 2022 New Term Loan; (b) if elected by the Operating Partnership, Adjusted Term SOFR (as defined therein), plus a margin from 0.75% to 1.60% based on the Company’s credit ratings and consolidated leverage ratio, as provided by the 2022 New Term Loan; or (c) the highest of (i) the prime rate, (ii) the federal funds rate plus 0.50%, and (iii) Adjusted Daily Simple SOFR (as defined therein) plus 1.0%, subject to a floor of 1.0%; plus a margin from 0.0% to 0.60% based on the Company’s credit ratings and consolidated leverage ratio. If the Operating Partnership were to borrow in connection with the closing of the 2022 New Term Loan, the 2022 New Term Loan would provide for interest-only payments at (x) one month, three month or daily SOFR, which refers to the secured overnight financing rate as administered by the Federal Reserve Bank of New York, plus a 0.10% adjustment for one month and daily SOFR or a 0.15% adjustment for three month SOFR, plus (y) a margin of 0.85% based on the Company’s credit ratings and consolidated leverage ratio. The interest rate applicable under the 2022 New Term Loan will vary based on the type of borrowings selected by the Operating Partnership under the 2022 New Term Loan and is further subject to adjustment based on changes to the Company’s leverage and credit ratings and the Company’s achievement of a sustainability-linked pricing metric, as discussed below. The Company has fully and unconditionally guaranteed payment of borrowings under the 2022 New Term Loan.
The 2022 New Term Loan also includes a sustainability-linked pricing metric which permits an interest rate reduction by meeting a target related to environmental sustainability, specifically at least 25% of the Company’s aggregate investment incurred with respect to completed development projects in a particular twelve month period being incurred with respect to completed development projects that achieve LEED certification.
The initial interest rate on the 2022 New Term Loan is based on the BBB+/Baa1 credit ratings level, even though the Company's current ratings are BBB/Baa2. This favorable interest rate will be maintained provided that the Company's consolidated leverage ratio, as defined in the 2022 New Term Loan agreement, remains less than 32.5%.

The Operating Partnership intends to use the proceeds of the 2022 New Term Loan for general business purposes, including, without limitation, repayment of indebtedness, working capital needs, and the acquisition and development of property.
Each of the Company and the Operating Partnership has had or may have with one or more of the lenders party to the 2022 New Term Loan customary banking relationships through which a variety of financial services are, were or will be provided, including investment banking, underwriting, lending, commercial banking, treasury management, trustee and other advisory services, and for which such lenders will receive or have received customary fees and expenses.
The foregoing description of the 2022 New Term Loan does not purport to be complete and is qualified in its entirety by reference to the 2022 New Term Loan filed as Exhibit 10.1 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On August 15, 2022, the Company issued a press release with respect to the execution of the 2022 New Term Loan. A copy of the press release is attached and incorporated by reference as Exhibit 99.1.
The information furnished in this report under this Item 7.01, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits. The following are filed herewith:

Exhibit No.	Description
10.1
Unsecured Term Loan Agreement, dated as of August 12, 2022 among First Industrial, L.P., First Industrial Realty Trust, Inc., U.S. Bank National Association, Bank of America, N.A., PNC Bank, National Association, Regions Bank and JPMorgan Chase Bank, N.A.

99.1	First Industrial Realty Trust, Inc. Press Release dated August 12, 2022 (furnished pursuant to Item 7.01)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: August 15, 2022

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.
as general partner

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: August 15, 2022